UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

Apollo Global Management, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11.

APOLLO GLOBAL MANAGEMENT, INC.	PLEASE VOTE NOW!

Meeting Materials: Notice of Meeting and Proxy
Statement & Form 10-K.

Important Notice Regarding the
Availability of Proxy Materials for the
Stockholders Meeting To Be Held On June
6, 2025 For Stockholders
of record as of close of business on April 14, 2025.

APOLLO GLOBAL MANAGEMENT, INC.	TO ORDER PAPER MATERIALS, USE ONE OF
THE FOLLOWING METHODS.

Annual Meeting of Stockholders

Friday, June 6, 2025 9:30 AM Eastern Time.
Annual Meeting will be held virtually via live webcast.
Please visit https://web.viewproxy.com/apollo/2025

For a convenient way to view proxy materials, VOTE,
and obtain directions to attend the meeting go to:
https://web.viewproxy.com/apollo/2025

To vote your proxy while visiting this site, you will need
the 11 digit control number in the box on this page.

This communication presents only an overview of the more
complete proxy materials that are available to you on the
internet. This is not a Proxy Card. You cannot use this notice to vote your shares. We encourage you to access and review all
of the important information contained in the proxy materials before voting.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy
materials can be distributed by making them available on the
Internet.

If you want to receive a paper or Email copy of the proxy
material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before
May 30, 2025.	CONTROL NUMBER

SEE REVERSE FOR FULL AGENDA

APOLLO GLOBAL MANAGEMENT, INC.

Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS, AND “FOR” PROPOSAL 2.

Proposal 1:

Election of Directors

01	Marc Beilinson

02	James Belardi

03	Jessica Bibliowicz

04	Gary Cohn

05	Kerry Murphy Healey

06	Mitra Hormozi

07	Pamela Joyner

08	Scott Kleinman

09	Brian Leach

10	Pauline Richards

11	Marc Rowan

12	David Simon

13	Lynn Swann

14	Patrick Toomey

15	James Zelter

Proposal 2:

The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.